JOHN HANCOCK FUNDS II

Alternative Asset Allocation Fund

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Lifestyle II Aggressive Portfolio

Lifestyle II Balanced Portfolio

Lifestyle II Conservative Portfolio

Lifestyle II Growth Portfolio

Lifestyle II Moderate Portfolio

Retirement Living through 2010 Portfolio

Retirement Living through 2015 Portfolio

Retirement Living through 2020 Portfolio

Retirement Living through 2025 Portfolio

Retirement Living through 2030 Portfolio

Retirement Living through 2035 Portfolio

Retirement Living through 2040 Portfolio

Retirement Living through 2045 Portfolio

Retirement Living through 2050 Portfolio

Retirement Living through 2055 Portfolio

Retirement Living through II 2010 Portfolio

Retirement Living through II 2015 Portfolio

Retirement Living through II 2020 Portfolio

Retirement Living through II 2025 Portfolio

Retirement Living through II 2030 Portfolio

Retirement Living through II 2035 Portfolio

Retirement Living through II 2040 Portfolio

Retirement Living through II 2045 Portfolio

Retirement Living through II 2050 Portfolio

Retirement Living through II 2055 Portfolio

Retirement Choices at 2010 Portfolio

Retirement Choices at 2015 Portfolio

Retirement Choices at 2020 Portfolio

Retirement Choices at 2025 Portfolio

Retirement Choices at 2030 Portfolio

Retirement Choices at 2035 Portfolio

Retirement Choices at 2040 Portfolio

Retirement Choices at 2045 Portfolio

Retirement Choices at 2050 Portfolio

Retirement Choices at 2055 Portfolio

(collectively, the Funds)

Supplement dated March 21, 2016 to the current prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the Funds, each a series of John Hancock Funds II, contained in the current Prospectus.

The information under the heading “Valuation of shares” in “Transaction policies” is revised and restated in its entirety as follows:

The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair value pricing and the effects of doing so.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.